SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 25, 2004
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                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


           Delaware               0-23340                      51-0332317
           --------               -------                      ----------
       (State or other          (Commission                  (IRS Employer
         jurisdiction          File Number)              Identification Number)
      of incorporation)


            105 Westpark Drive, Suite 200, Brentwood, Tennessee          37027
            ---------------------------------------------------          -----
                  (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
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                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure

           On May 25, 2004, America Service Group Inc. (the "Company") issued a press release announcing that the Company's subsidiary, Prison Health Services, Inc. (PHS), has been notified by the New York City Department of Health and Mental Hygiene of its recommendation for award to PHS of the contract to provide comprehensive medical, mental health, dental and ancillary services to inmates in the custody of the New York City Department of Correction. The award is contingent upon final contract negotiations, determination of responsibility and all oversight approvals. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

           (c)    Exhibits.

           99.1 Press Release dated May 25, 2004, issued by America Service Group Inc.




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Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICA SERVICE GROUP INC.



Date:  May 26, 2004                    By:   /s/ MICHAEL W. TAYLOR
                                          --------------------------------------

                                          Michael W. Taylor
                                          Senior Vice President and
                                          Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
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99.1     Press Release dated May 25, 2004, issued by America Service Group Inc.